Exhibit 10.2.2

FIRST AMENDMENT TO

INVESTMENT MANAGEMENT AGREEMENT

THIS FIRST AMENDMENT TO INVESTMENT MANAGEMENT AGREEMENT dated as of August 15, 2011 (“this Amendment”) is entered into between WHITE MOUNTAINS ADVISORS LLC, a Delaware limited liability company (the “Advisor”), ONEBEACON INSURANCE GROUP, LTD., an exempted limited liability company organized under the laws of Bermuda (the “Client”), and ONEBEACON SPECIALTY INSURANCE COMPANY, a Pennsylvania corporation, HOMELAND INSURANCE COMPANY OF PENNSYLVANIA, a Pennsylvania corporation, OBI NATIONAL INSURANCE COMPANY, a Pennsylvania corporation, and HOMELAND INSURANCE COMPANY OF DELAWARE, a Delaware corporation (collectively, the “New Companies”), and ONEBEACON LLOYD’S OF TEXAS, a Texas Lloyd’s association, and ONEBEACON LLOYD’S, INC., a Texas corporation (collectively, the “Former Companies”).

WHEREAS, the Advisor, the Client and the Affiliated Companies are parties to an Investment Management Agreement dated as of October 1, 2010 (the “Investment Management Agreement”) (all terms used herein and not otherwise defined having the meanings set forth in the Investment Management Agreement); and

WHEREAS, the New Companies have been incorporated recently and have become or will become affiliates of the Client; and

WHEREAS, the Former Companies”, which were Affiliated Companies under the Investment Management Agreement, have been liquidated and dissolved and are no longer affiliates of the Client; and

WHEREAS, the Client and the Advisor desire to add the New Companies as Affiliated Companies under, and to sever the Former Companies from, the Investment Management Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties agree that the Investment Management Agreement is hereby amended as follows:

1.             The New Companies are hereby added to the Investment Management Agreement as Affiliated Companies as of the date hereof in accordance with the provisions of Section 17 thereof, after which each New Company shall be treated for all purposes as an “Affiliated Company” under the Investment Management Agreement.

2.             The Former Companies are hereby severed from the Investment Management Agreement as of June 30, 2011 in accordance with the provisions of Section 17 thereof, after which neither Former Company shall be treated as a party to the Investment Management Agreement.

3.             Schedule B to the Investment Management Agreement is hereby updated to read in its entirety as set forth in Schedule B to this Amendment.

4.             Except as expressly modified by this Amendment, the Investment Management Agreement is hereby ratified and confirmed in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

ADVISOR:		CLIENT:

WHITE MOUNTAINS ADVISORS LLC		ONEBEACON INSURANCE GROUP, LTD.

By	/s/Doris M. Schmidt	By	/s/Jane E. Freedman
Doris M. Schmidt		Jane E. Freedman
Chief Compliance Officer and Secretary		Secretary and Associate General Counsel

NEW COMPANIES:

ONEBEACON SPECIALTY INSURANCE COMPANY		HOMELAND INSURANCE COMPANY OF PENNSYLVANIA

By	/s/Todd C. Mills	By	/s/Todd C. Mills
Todd C. Mills		Todd C. Mills
Vice President and Treasurer		Vice President and Treasurer

OBI NATIONAL INSURANCE COMPANY		HOMELAND INSURANCE COMPANY OF DELAWARE

By	/s/Todd C. Mills	By	/s/Todd C. Mills
Todd C. Mills		Todd C. Mills
Vice President and Treasurer		Vice President and Treasurer

FORMER COMPANIES:

ONEBEACON LLOYD’S OF TEXAS		ONEBEACON LLOYD’S, INC.
By ONEBEACON LLOYD’S, INC.,
Its Attorney-in-Fact

By	/s/Dennis R. Smith	By	/s/Dennis R. Smith
Dennis R. Smith		Dennis R. Smith
Secretary		Secretary

SCHEDULE B

AFFILIATED COMPANIES

MILL SHARES HOLDINGS (BERMUDA) LTD.

ONEBEACON HOLDINGS (GIBRALTAR) LIMITED

ONEBEACON HOLDINGS (LUXEMBOURG) S.A.R.L.

WM BELVAUX (LUXEMBOURG) S.A.R.L.

ONEBEACON INVESTMENTS (LUXEMBOURG) S.A.R.L.

WM FINDEL (LUXEMBOURG) S.A.R.L.

WM Kehlen (Luxembourg) S.A.R.L.

WM Queensway (Gibraltar) Limited

OneBeacon Insurance Group LLC

OneBeacon U.S. Enterprises Holdings, Inc.

OneBeacon U.S. Financial Services, Inc.

OneBeacon U.S. Holdings, Inc.

Atlantic Specialty Insurance Company

AutoOne Insurance Company

AutoOne Select Insurance Company

The Camden Fire Insurance Association

The Employers’ Fire Insurance Company

Essentia Insurance Company

Homeland Insurance Company of Delaware

Homeland Insurance Company of New York

Homeland Insurance Company of Pennsylvania

The Northern Assurance Company of America

OBI National Insurance Company

OneBeacon America Insurance Company

OneBeacon Insurance Company

OneBeacon Midwest Insurance Company

OneBeacon Specialty Insurance Company

Pennsylvania General Insurance Company

Potomac Insurance Company

Traders & General Insurance Company

OneBeacon Charitable Trust

A.W.G. Dewar, Inc.

AutoOne Insurance Agency, Inc.

EBI Claims Services, LLC

National Marine Underwriters, Inc.

OneBeacon Entertainment, LLC

OneBeacon Professional Insurance, Inc.

OneBeacon Risk Management, Inc.

OneBeacon Services, LLC

OneBeacon Sports and Leisure, LLC